UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21338

AllianzGI Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2013

Date of reporting period: February 28, 2013

Item 1. Report to Shareholders

Annual Report

February 28, 2013

AllianzGI Convertible & Income Fund

(formerly AGIC Convertible & Income Fund)

AllianzGI Convertible & Income Fund II

(formerly AGIC Convertible & Income Fund II)

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

The US economy continued to advance during the fiscal twelve-month period ended February 28, 2013. The housing market nationwide showed strength, hiring continued at a steady pace, and export orders were on the rise. As consumer confidence increased, investors shifted from US Treasuries to equities. Stocks rose to their highest levels in five years, capping a dramatic comeback from the market downturn of September 2007.

Twelve Months in Review through February 28, 2013

•	AllianzGI Convertible & Income Fund returned 15.44% on net asset value (“NAV”) and 7.02% on market price.

•	AllianzGI Convertible & Income Fund II returned 15.78% on NAV and 9.35% on market price.

In comparison, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, rose 13.46% and the Barclays US Credit Index, an unmanaged index considered representative of publicly issued, Securities & Exchange Commission (“SEC”) registered US corporate and specific foreign debentures and secured notes, returned 6.15% during the reporting period.

Meanwhile, convertible securities, which share characteristics of both stocks and bonds, rose. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, increased 10.06% for the fiscal year.

As the fiscal reporting period began, US gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, was growing at an annual rate of 2.0%. This slowed to a 1.3% pace during the second quarter of 2012, before accelerating to an annual rate of 3.1% during the third quarter of 2012. Growth was negative 0.1% during the fourth quarter of 2012, which the government indicated was due to the drop in defense spending.

There were many encouraging signs in the private sector. US unemployment fell to 7.7% from 8.2% during the twelve-month reporting period. The S&P/Case-Shiller Home Price Index, a leading measure of US residential housing,

2	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

indicated home prices rose 7.3% on a national basis during the twelve months ended December 31, 2012. Autodata, which tracks the motor vehicle industry, reported that approximately 14.5 million cars and trucks were sold in 2012. The report indicated that the US market grew 13% on a year-on-year basis in 2012, the strongest year since 2007.

As the economy strengthened during the fiscal reporting period, investors shifted assets out of US Treasuries and into stocks. The yield on the benchmark

10-year bond began the period at 1.98%, falling to a record low 1.43%, before ending the period at 1.89%.

Positioned to Face Today’s Challenges

If reductions in defense spending were the principal cause of slower economic growth between October and December 2012, then the additional reductions, which began subsequent to the end of the fiscal year, may hamper growth over the near term.

Despite this concern, we see positive signs for the US economy in 2013. The economy is expected to grow 2.50% to 2.75%, driven in large part by the strengthening housing market. Home prices are anticipated to appreciate 10% on a national basis and the improving labor market is expected to drive wage gains beyond the drag created by the December 31, 2012 expiration of the 2% payroll tax holiday.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors U.S. LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman of the Board of Trustees	Brian S. Shlissel President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to us.allianzgi.com/edelivery.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	3

AllianzGI Convertible & Income Funds Fund Insights

February 28, 2013 (unaudited)

For the period of March 1, 2012 through February 28, 2013, as provided by Doug Forsyth, Portfolio Manager.

During the fiscal twelve-month reporting period ended February 28, 2013, AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II (the “Funds”) returned 15.44% and 15.78% on net asset value (“NAV”) and 7.02% and 9.35% on market price, respectively.

Market Environment

The convertible and high yield markets moved higher during the period due to improving credit fundamentals, stable corporate profits and global stimulus efforts.

Investor sentiment shifted from positive to negative as early as April and lasted through May. Despite some softening in the broad economic statistics in the US, investor focus was on the day-to-day reports regarding developments throughout Europe. With little direction and no discernible timetable toward resolution for all of the financial woes across several countries, investors sold risk assets. Convertible securities, like equities, were sold, and investors once again flocked to Treasuries and cash.

Macro factors led investor demand higher and enhanced returns in the months that ensued. The actions and language of global monetary policy leadership, specifically in the US and Europe, were decidedly accommodative. For the better part of the last two years, investors have been presented with strengthening corporate profits against a backdrop of macro volatility. During this period, the macro factors reversed, and the markets responded with enthusiasm.

In the second half of the reporting period, mixed third-quarter earnings, US budget debate concerns and instability in Europe led to spikes in equity volatility, but the upward trajectory of the markets resumed and remained intact through February 2013. A fiscal cliff compromise aided the advance, but a host of other catalysts supported the market’s move higher. Healthy fourth-quarter earnings, improving US economic data points and ongoing accommodative central bank policies were among the most impactful.

Over the twelve-month period, both high yield bonds and convertibles benefited from credit-spread tightening. The improving balance-sheet strength seen throughout the period was the primary driver of credit improvement. In addition, the convertible market benefited from stock market strength.

Sector level performance was positive. In general, Transportation, Telecommunications, Healthcare and Financials were among the strongest-performing sectors. In contrast, Materials, Technology and Energy issuers underperformed the overall market.

4	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

Portfolio Specifics

The Funds rallied with the markets during the reporting period. Strength was evident in a variety of holdings and industries.

In the convertibles sleeve, sector allocations that committed to performance in the period relative to the convertibles universe, were Technology, Industrials, Transportation and Materials. The Funds benefited from an underweight in Technology and Materials. In addition, a relative overweight and positive issuer-specific performance helped in both the Industrials and Transportation sectors. Conversely, sector allocations which hindered relative performance in the reporting period were Energy, Healthcare and Telecommunications. The Energy and Telecommunications sectors exhibited lower issuer-specific performance relative to the universe. An underweight in Health Care negatively impacted relative returns.

In the high yield bond sleeve, industry allocations which benefitted performance in the period relative to the high yield universe were Services, Homebuilders/Real Estate, Telecommunications – Wireline and Publishing/Printing. All of the aforementioned industries exhibited strong security selection. In contrast, industry allocations which hindered relative performance during the reporting period were Banking, Utilities, Technology and Steel. An underweight in the Banking industry was a drag on relative performance, while lower issuer-specific performance was evident across the remaining three industries.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	5

AllianzGI Convertible & Income Fund Performance & Statistics

February 28, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	7.02%	15.44%
5 Year	7.88%	7.20%
Commencement of Operations (3/31/03) to 2/28/13	8.24%	8.45%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/28/13

Market Price/NAV:

Market Price	$9.18
NAV	$8.78
Premium to NAV	4.56%
Market Price Yield(2)	11.76%
Leverage(3)	34.43%

Moody’s Ratings

(as a % of total investments)

6	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund II Performance & Statistics

February 28, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	9.35%	15.78%
5 Year	7.41%	5.85%
Commencement of Operations (7/31/03) to 2/28/13	6.95%	6.90%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/28/13

Market Price/NAV:

Market Price	$8.52
NAV	$7.97
Premium to NAV	6.90%
Market Price Yield(2)	11.97%
Leverage(3)	34.58%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about each Fund, market conditions, supply and demand for each Fund‘s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 28, 2013.

(3) Represents Preferred Shares (“Leverage”) outstanding as a percentage of total managed assets. Total managed assets refers to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	7

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 44.4%
Advertising – 0.6%
	$8,230	Affinion Group, Inc., 11.50%, 10/15/15	$6,501,700

Auto Manufacturers – 0.8%
	7,410	Chrysler Group LLC, 8.25%, 6/15/21	8,243,625

Building Products – 0.3%
	3,100	Gibraltar Industries, Inc., 8.00%, 12/1/15	3,141,323

Commercial Services – 3.8%
		Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
	1,665	9.625%, 3/15/18	1,848,150
	4,000	9.75%, 3/15/20	4,630,000
	11,500	Cenveo Corp., 11.50%, 5/15/17	9,832,500
	5,705	DynCorp International, Inc., 10.375%, 7/1/17	5,683,606
	4,630	Monitronics International, Inc., 9.125%, 4/1/20	4,884,650
	11,000	National Money Mart Co., 10.375%, 12/15/16	12,210,000

			39,088,906

Construction & Engineering – 1.0%
	9,695	MasTec, Inc., 7.625%, 2/1/17	10,022,206

Consumer Finance – 0.6%
	5,775	Springleaf Finance Corp., 6.90%, 12/15/17	5,688,375

Distribution/Wholesale – 0.5%
	4,545	HD Supply, Inc., 10.50%, 1/15/21 (a)(b)	4,709,756

Diversified Consumer Services – 0.6%
	6,815	Cambium Learning Group, Inc., 9.75%, 2/15/17	5,690,525

Diversified Financial Services – 2.0%
		Community Choice Financial, Inc.,
	10,085	10.75%, 5/1/19	9,530,325
	7,130	12.75%, 5/1/20 (a)(b)	7,040,875
	3,995	International Lease Finance Corp., 6.375%, 3/25/13	4,011,220

			20,582,420

Diversified Telecommunications – 1.0%
	10,275	Cincinnati Bell, Inc., 8.75%, 3/15/18	10,557,562

Electric – 0.3%
		Texas Competitive Electric Holdings Co. LLC,
	750	11.50%, 10/1/20 (a)(b)	566,250
	10,800	15.00%, 4/1/21	2,727,000

			3,293,250

Electrical Components & Equipment – 1.4%
	13,585	WireCo WorldGroup, Inc., 9.50%, 5/15/17	14,298,213

Electronic Equipment, Instruments & Components – 0.8%
	7,725	Kemet Corp., 10.50%, 5/1/18	8,072,625

Electronics – 0.2%
	1,700	NXP BV/NXP Funding LLC, 9.75%, 8/1/18 (a)(b)	1,950,750

8	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Energy Equipment & Services – 1.1%
	$9,795	Pioneer Drilling Co., 9.875%, 3/15/18	$10,750,012

Health Care Providers & Services – 0.9%
	8,875	ExamWorks Group, Inc., 9.00%, 7/15/19	9,607,188

Healthcare-Products – 0.6%
	6,065	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18 (a)(b)	6,565,363

Hotels, Restaurants & Leisure – 2.0%
	9,120	DineEquity, Inc., 9.50%, 10/30/18	10,396,800
	8,405	MGM Resorts International, 11.375%, 3/1/18	10,611,313

			21,008,113

Household Durables – 1.3%
		Beazer Homes USA, Inc.,
	2,945	7.25%, 2/1/23 (a)(b)	2,981,813
	5,045	9.125%, 5/15/19	5,423,375
	3,950	Jarden Corp., 7.50%, 5/1/17	4,488,187

			12,893,375

Household Products/Wares – 0.8%
	7,610	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	8,351,975

Internet Software & Services – 0.9%
	9,060	Earthlink, Inc., 8.875%, 5/15/19	9,467,700

Iron/Steel – 0.6%
	7,305	AK Steel Corp., 8.375%, 4/1/22	6,556,238

IT Services – 0.3%
	2,615	Stream Global Services, Inc., 11.25%, 10/1/14	2,735,944

Leisure Time – 1.8%
		NCL Corp. Ltd.,
	650	9.50%, 11/15/18	728,000
	9,900	11.75%, 11/15/16	11,286,000
	8,855	Travelport LLC, 11.875%, 9/1/16	6,862,625

			18,876,625

Lodging – 0.9%
	12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	9,443,563

Machinery – 0.1%
	1,000	Navistar International Corp., 8.25%, 11/1/21	970,000

Media – 1.2%
	4,545	McClatchy Co., 9.00%, 12/15/22 (a)(b)	4,829,062
	6,750	Media General, Inc., 11.75%, 2/15/17	7,695,000

			12,524,062

Metals & Mining – 0.9%
	3,775	ArcelorMittal, 10.35%, 6/1/19	4,772,030
	5,465	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	4,740,888

			9,512,918

Miscellaneous Manufacturing – 1.0%
	10,150	Harland Clarke Holdings Corp., 9.50%, 5/15/15	9,896,250

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	9

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Oil & Gas – 2.0%
	$9,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	$10,271,750
	9,280	United Refining Co., 10.50%, 2/28/18	10,416,800

			20,688,550

Oil, Gas & Consumable Fuels – 2.4%
	2,840	Arch Coal, Inc., 9.875%, 6/15/19 (a)(b)	2,818,700
	5,700	Endeavour International Corp., 12.00%, 3/1/18 (a)(b)	5,244,000
	8,750	SandRidge Energy, Inc., 9.875%, 5/15/16	9,335,812
	6,260	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	6,784,275

			24,182,787

Packaging & Containers – 0.4%
	3,975	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	4,412,250

Personal Products – 0.1%
	780	Revlon Consumer Products Corp., 9.75%, 11/15/15	819,390

Retail – 0.3%
	2,850	Toys “R” Us, Inc., 10.375%, 8/15/17	2,800,125

Semiconductors & Semiconductor Equipment – 1.2%
	2,030	Advanced Micro Devices, Inc., 8.125%, 12/15/17	1,958,950
		Freescale Semiconductor, Inc.,
	5,035	10.125%, 3/15/18 (a)(b)	5,601,437
	4,345	10.75%, 8/1/20	4,877,263

			12,437,650

Software – 1.2%
		First Data Corp.,
	8,440	9.875%, 9/24/15	8,724,850
	2,850	12.625%, 1/15/21	3,053,062

			11,777,912

Specialty Retail – 0.4%
	4,160	Brown Shoe Co., Inc., 7.125%, 5/15/19	4,388,800

Telecommunications – 3.8%
	7,420	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (a)(b)	8,046,062
	5,665	Consolidated Communications Finance Co., 10.875%, 6/1/20 (a)(b)	6,443,938
	1,255	Intelsat Luxembourg S.A., 11.50%, 2/4/17	1,336,575
	8,203	ITC Deltacom, Inc., 10.50%, 4/1/16	8,695,180
	5,090	NII Capital Corp., 8.875%, 12/15/19	3,842,950
	10,480	West Corp., 11.00%, 10/15/16	10,925,400

			39,290,105

Textiles, Apparel & Luxury Goods – 0.8%
	7,540	Fifth & Pacific Co., Inc., 10.50%, 4/15/19 (a)(b)	8,482,500

Trading Companies & Distribution – 0.7%
	6,075	Aircastle Ltd., 9.75%, 8/1/18	6,955,875

Transportation – 1.9%
	9,050	Quality Distribution LLC, 9.875%, 11/1/18	9,955,000
	8,610	Swift Services Holdings, Inc., 10.00%, 11/15/18	9,901,500

			19,856,500

10	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Wireless Telecommunication Services – 0.9%
	$6,705	Sprint Nextel Corp., 11.50%, 11/15/21	$9,261,281

Total Corporate Bonds & Notes (cost-$448,171,831)			456,354,287

Shares
CONVERTIBLE PREFERRED STOCK – 29.6%
Aerospace & Defense – 0.7%
	122,835	United Technologies Corp., 7.50%, 8/1/15	7,155,139

Airlines – 1.3%
	313,435	Continental Airlines Finance Trust II, 6.00%, 11/14/30	13,595,243

Auto Components – 1.0%
	233,475	Goodyear Tire & Rubber Co., 5.875%, 3/31/14	10,585,756

Automobiles – 1.3%
	332,430	General Motors Co., 4.75%, 12/1/13, Ser. B	13,885,601

Capital Markets – 1.1%
	194,135	AMG Capital Trust I, 5.10%, 4/15/36	11,411,488

Commercial Banks – 2.1%
	81,250	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (d)	11,562,891
	8,100	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (d)	10,270,800

			21,833,691

Commercial Services & Supplies – 1.0%
	150,157	United Rentals, Inc., 6.50%, 8/1/28	9,882,208

Communications Equipment – 2.4%
	12,015	Lucent Technologies Capital Trust I, 7.75%, 3/15/17	10,846,541
	219,090	The Goldman Sachs Group, Inc., 8.00% 1/15/14 (QualComm) (c)	14,013,654

			24,860,195

Computer Storage/Peripherals – 1.1%
	336,835	The Goldman Sachs Group, Inc., 8.00% 3/14/13 (NetApp, Inc.) (c)	11,138,123

Diversified Financial Services – 1.8%
	15,075	Bank of America Corp., 7.25%, 12/31/49, Ser. L (d)	18,090,000

Electric Utilities – 2.2%
		NextEra Energy, Inc.,
	195,425	5.599%, 6/1/15	10,131,614
	25,000	7.00%, 9/1/13	1,349,000
	207,365	PPL Corp., 9.50%, 7/1/13	11,363,602

			22,844,216

Health Care Providers & Services – 1.3%
	11,340	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (d)	13,022,572

Insurance – 0.8%
	178,860	MetLife, Inc., 5.00%, 9/14/13	8,442,192

IT Services – 1.1%
	167,530	Unisys Corp., 6.25%, 3/1/14	10,912,904

Machinery – 0.5%
	46,140	Stanley Black & Decker, Inc., 4.75%, 11/17/15	5,733,356

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	11

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013 (continued)

Shares			Value
Metals & Mining – 0.6%
	145,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	$3,359,650
	160,000	Thompson Creek Metals Co., Inc., 6.50%, 5/12/15	2,904,000

			6,263,650

Multi-Utilities – 1.2%
	239,645	AES Trust III, 6.75%, 10/15/29	12,042,161

Oil, Gas & Consumable Fuels – 2.5%
	220,325	Apache Corp., 6.00%, 8/1/13	9,513,634
		Chesapeake Energy Corp.,
	119,250	5.00%, 12/31/49 (d)	10,352,390
	2,335	5.75%, 5/17/15 (a)(b)(d)	2,417,309
	124,235	PetroQuest Energy, Inc., 6.875%, 12/31/49 (d)	3,680,462

			25,963,795

Real Estate Investment Trust – 4.1%
	439,700	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (d)	12,017,001
	707,605	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (d)	17,265,562
	208,680	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (d)	12,562,536

			41,845,099

Road & Rail – 1.5%
	1,222,450	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (b)	15,088,823

Total Convertible Preferred Stock (cost-$278,463,132)			304,596,212

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES – 23.3%
Aerospace & Defense – 1.3%
	$9,325	GenCorp, Inc., 4.063%, 12/31/39	13,597,016

Biotechnology – 0.7%
	8,910	Dendreon Corp., 2.875%, 1/15/16	7,395,300

Capital Markets – 2.4%
	10,755	Ares Capital Corp., 5.75%, 2/1/16	11,709,506
	13,195	BGC Partners, Inc., 4.50%, 7/15/16	12,634,213

			24,343,719

Coal – 0.8%
	8,405	Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15	8,063,547

Commercial Services – 1.0%
	11,795	Cenveo Corp., 7.00%, 5/15/17 (a)(b)	10,504,922

Construction Materials – 0.9%
	7,645	Cemex S.A.B. de C.V., 4.875%, 3/15/15	8,925,538

Diversified Telecommunication Services – 0.4%
	2,835	Level 3 Communications, Inc., 6.50%, 10/1/16	3,758,147

Electrical Equipment – 1.1%
	9,100	EnerSys, 3.375%, 6/1/38 (e)	10,942,795

12	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Hotels, Restaurants & Leisure – 2.1%
	$9,075	MGM Resorts International, 4.25%, 4/15/15	$9,789,656
	11,940	Morgans Hotel Group Co., 2.375%, 10/15/14	11,313,150

			21,102,806

IT Services – 1.0%
	5,180	Alliance Data Systems Corp., 1.75%, 8/1/13	10,427,987

Machinery – 3.7%
	10,115	Greenbrier Cos, Inc., 3.50%, 4/1/18	9,874,769
		Meritor, Inc.,
	12,480	4.625%, 3/1/26 (e)	11,902,800
	5,655	7.875%, 3/1/26 (a)(b)	5,503,022
	11,335	Navistar International Corp., 3.00%, 10/15/14	10,739,912

			38,020,503

Marine – 0.2%
	2,305	DryShips, Inc., 5.00%, 12/1/14	1,986,622

Media – 1.2%
	8,300	Liberty Interactive LLC, 3.125%, 3/30/23	12,403,312

Oil, Gas & Consumable Fuels – 1.4%
	565	Alpha Natural Resources, Inc., 2.375%, 4/15/15	531,100
	8,175	Endeavour International Corp., 5.50%, 7/15/16	4,026,188
	3,685	PDC Energy, Inc., 3.25%, 5/15/16 (a)(b)	4,820,441
	5,500	Peabody Energy Corp., 4.75%, 12/15/41	4,699,062

			14,076,791

Real Estate Investment Trust – 0.8%
	8,150	Boston Properties LP, 3.75%, 5/15/36	8,588,062

Semiconductors & Semiconductor Equipment – 1.0%
	9,920	SunPower Corp., 4.75%, 4/15/14	9,870,400

Software – 1.4%
	6,335	Nuance Communications, Inc., 2.75%, 8/15/27	7,368,397
	7,490	TeleCommunication Systems, Inc., 4.50%, 11/1/14 (a)(b)	7,241,894

			14,610,291

Thrifts & Mortgage Finance – 0.5%
	6,535	MGIC Investment Corp., 5.00%, 5/1/17	5,550,666

Tobacco – 1.4%
	13,060	Vector Group Ltd., 2.50%, 1/15/19 (f)	14,869,424

Total Convertible Bonds & Notes (cost-$209,726,005)			239,037,848

Shares
COMMON STOCK – 0.2%
Trading Companies & Distributors – 0.2%
	35,751	United Rentals, Inc. (cost-$915,290) (g)	1,909,461

Principal Amount (000s)
SHORT-TERM INVESTMENT – 2.5%
Time Deposit – 2.5%
	$25,423	Citibank-London, 0.03%, 3/1/13 (cost-$25,422,965)	25,422,965

Total Investments (cost-$962,699,223) – 100.0%			$1,027,320,773

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	13

AllianzGI Convertible & Income Fund Notes to Schedule of Investments

February 28, 2013 (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $106,964,619, representing 10.4% of total investments.

(b)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)	Perpetual maturity. Maturity date shown is the next call date.

(e)	Step Bond – Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional income based on the actual dividends paid on its common stock.

(g)	Non-income producing.

(h)	Fair Value Measurement – See Note 1(b) in Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/2013
Investments in Securities – Assets
Corporate Bonds & Notes	—	$456,354,287	—	$456,354,287
Convertible Preferred Stock:
Airlines	—	13,595,243	—	13,595,243
Capital Markets	—	11,411,488	—	11,411,488
Commercial Banks	$10,270,800	11,562,891	—	21,833,691
Commercial Services & Supplies	—	9,882,208	—	9,882,208
Communications Equipment	—	10,846,541	$14,013,654	24,860,195
Computer Storage/Peripherals	—	—	11,138,123	11,138,123
Health Care Providers & Services	—	13,022,572	—	13,022,572
Oil, Gas & Consumable Fuels	9,513,634	16,450,161	—	25,963,795
Road & Rail	—	15,088,823	—	15,088,823
All Other	157,800,074	—	—	157,800,074
Convertible Bonds & Notes	—	239,037,848	—	239,037,848
Common Stock	1,909,461	—	—	1,909,461
Short-Term Investments	—	25,422,965	—	25,422,965

Totals	$179,493,969	$822,675,027	$25,151,777	$1,027,320,773

At February 28, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2013, was as follows:

	Beginning Balance 2/29/12	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/13
Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$10,038,528	—	$(9,978,814)	—	$(1,446,688)	$1,386,974	—	—	—
Communications Equipment	—	$14,196,156	—	—	—	(182,502)	—	—	$14,013,654
Computer Storage & Peripherals	—	14,162,877	—	—	—	(3,024,754)	—	—	11,138,123

Totals	$10,038,528	$28,359,033	$(9,978,814)	—	$(1,446,688)	$(1,820,282)	—	—	$25,151,777

14	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund Notes to Schedule of Investments

February 28, 2013 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized as Level 3 at February 28, 2013:

	Ending Balance at 2/28/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$25,151,777	Third-Party Pricing Vendor	Single Broker Quote	$33.07-$63.96

The net change in unrealized appreciation/depreciation of Level 3 investments, held at February 28, 2013, was $(3,207,256). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

See accompanying Notes to Financial Statements	2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	15

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 43.8%
Advertising – 0.6%
	$6,335	Affinion Group, Inc., 11.50%, 10/15/15	$5,004,650

Auto Manufacturers – 0.8%
	5,590	Chrysler Group LLC, 8.25%, 6/15/21	6,218,875

Building Products – 0.3%
	2,400	Gibraltar Industries, Inc., 8.00%, 12/1/15	2,431,992

Commercial Services – 3.7%
		Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
	1,265	9.625%, 3/15/18	1,404,150
	3,000	9.75%, 3/15/20	3,472,500
	8,535	Cenveo Corp., 11.50%, 5/15/17	7,297,425
	4,295	DynCorp International, Inc., 10.375%, 7/1/17	4,278,894
	3,520	Monitronics International, Inc., 9.125%, 4/1/20	3,713,600
	8,250	National Money Mart Co., 10.375%, 12/15/16	9,157,500

			29,324,069

Construction & Engineering – 1.1%
	8,380	MasTec, Inc., 7.625%, 2/1/17	8,662,825

Consumer Finance – 0.5%
	4,110	Springleaf Finance Corp., 6.90%, 12/15/17	4,048,350

Distribution/Wholesale – 0.5%
	3,455	HD Supply, Inc., 10.50%, 1/15/21 (a)(b)	3,580,244

Diversified Consumer Services – 0.6%
	5,270	Cambium Learning Group, Inc., 9.75%, 2/15/17	4,400,450

Diversified Financial Services – 1.9%
		Community Choice Financial, Inc.,
	7,465	10.75%, 5/1/19	7,054,425
	5,370	12.75%, 5/1/20 (a)(b)	5,302,875
	3,005	International Lease Finance Corp., 6.375%, 3/25/13	3,017,200

			15,374,500

Diversified Telecommunications – 1.0%
	7,705	Cincinnati Bell, Inc., 8.75%, 3/15/18	7,916,887

Electric – 0.3%
	8,200	Texas Competitive Electric Holdings Co. LLC, 15.00%, 4/1/21	2,070,500

Electrical Components & Equipment – 1.4%
	10,275	WireCo WorldGroup, Inc., 9.50%, 5/15/17	10,814,438

Electronic Equipment, Instruments & Components – 0.8%
	5,815	Kemet Corp., 10.50%, 5/1/18	6,076,675

Electronics – 0.2%
	1,300	NXP BV/NXP Funding LLC, 9.75%, 8/1/18 (a)(b)	1,491,750

Energy Equipment & Services – 1.1%
	8,005	Pioneer Drilling Co., 9.875%, 3/15/18	8,785,487

Health Care Providers & Services – 0.9%
	6,585	ExamWorks Group, Inc., 9.00%, 7/15/19	7,128,263

16	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Healthcare-Products – 0.6%
	$4,605	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18 (a)(b)	$4,984,913

Hotels, Restaurants & Leisure – 2.0%
	6,880	DineEquity, Inc., 9.50%, 10/30/18	7,843,200
	6,395	MGM Resorts International, 11.375%, 3/1/18	8,073,687

			15,916,887

Household Durables – 1.0%
		Beazer Homes USA, Inc.,
	2,245	7.25%, 2/1/23 (a)(b)	2,273,063
	3,920	9.125%, 5/15/19	4,214,000
	1,390	Jarden Corp., 7.50%, 5/1/17	1,579,387

			8,066,450

Household Products/Wares – 0.8%
	5,725	Reynolds Group Issuer, Inc., 9.875%, 8/15/19	6,283,188

Internet Software & Services – 0.9%
	6,840	Earthlink, Inc., 8.875%, 5/15/19	7,147,800

Iron/Steel – 0.6%
	5,600	AK Steel Corp., 8.375%, 4/1/22	5,026,000

IT Services – 0.3%
	1,985	Stream Global Services, Inc., 11.25%, 10/1/14	2,076,806

Leisure Time – 1.9%
		NCL Corp. Ltd.,
	525	9.50%, 11/15/18	588,000
	7,320	11.75%, 11/15/16	8,344,800
	8,145	Travelport LLC, 11.875%, 9/1/16	6,312,375

			15,245,175

Lodging – 0.9%
	9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	7,209,438

Machinery – 0.1%
	1,000	Navistar International Corp., 8.25%, 11/1/21	970,000

Media – 1.2%
	3,455	McClatchy Co., 9.00%, 12/15/22 (a)(b)	3,670,937
	5,100	Media General, Inc., 11.75%, 2/15/17	5,814,000

			9,484,937

Metals & Mining – 0.9%
	2,865	ArcelorMittal, 10.35%, 6/1/19	3,621,687
	3,975	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	3,448,312

			7,069,999

Miscellaneous Manufacturing – 1.0%
	7,715	Harland Clarke Holdings Corp., 9.50%, 5/15/15	7,522,125

Oil & Gas – 2.0%
	7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	7,945,000
	6,635	United Refining Co., 10.50%, 2/28/18	7,447,788

			15,392,788

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	17

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Oil, Gas & Consumable Fuels – 2.3%
	$2,160	Arch Coal, Inc., 9.875%, 6/15/19 (a)(b)	$2,143,800
	4,300	Endeavour International Corp., 12.00%, 3/1/18 (a)(b)	3,956,000
	6,250	SandRidge Energy, Inc., 9.875%, 5/15/16	6,668,437
	4,740	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	5,136,975

			17,905,212

Packaging & Containers – 0.4%
	3,025	Tekni-Plex, Inc., 9.75%, 6/1/19 (a)(b)	3,357,750

Personal Products – 0.1%
	500	Revlon Consumer Products Corp., 9.75%, 11/15/15	525,250

Retail – 0.3%
	2,150	Toys “R” Us, Inc., 10.375%, 8/15/17	2,112,375

Semiconductors & Semiconductor Equipment – 1.0%
		Freescale Semiconductor, Inc.,
	3,806	10.125%, 3/15/18 (a)(b)	4,234,175
	3,360	10.75%, 8/1/20	3,771,600

			8,005,775

Software – 1.2%
		First Data Corp.,
	6,905	9.875%, 9/24/15	7,138,044
	2,150	12.625%, 1/15/21	2,303,187

			9,441,231

Specialty Retail – 0.4%
	3,140	Brown Shoe Co., Inc., 7.125%, 5/15/19	3,312,700
Telecommunications – 3.8%
	5,580	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (a)(b)	6,050,812
	4,335	Consolidated Communications Finance Co., 10.875%, 6/1/20 (a)(b)	4,931,063
	955	Intelsat Luxembourg S.A., 11.50%, 2/4/17	1,017,075
	6,151	ITC Deltacom, Inc., 10.50%, 4/1/16	6,520,060
	3,860	NII Capital Corp., 8.875%, 12/15/19	2,914,300
	8,370	West Corp., 11.00%, 10/15/16	8,725,725

			30,159,035

Textiles, Apparel & Luxury Goods – 0.9%
	6,000	Fifth & Pacific Co., Inc., 10.50%, 4/15/19 (a)(b)	6,750,000

Trading Companies & Distribution – 0.7%
	4,560	Aircastle Ltd., 9.75%, 8/1/18	5,221,200

Transportation – 1.9%
	6,675	Quality Distribution LLC, 9.875%, 11/1/18	7,342,500
	6,590	Swift Services Holdings, Inc., 10.00%, 11/15/18	7,578,500

			14,921,000

Wireless Telecommunication Services – 0.9%
	5,295	Sprint Nextel Corp., 11.50%, 11/15/21	7,313,719

Total Corporate Bonds & Notes (cost-$338,883,982)			344,751,708

18	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013 (continued)

Shares			Value
CONVERTIBLE PREFERRED STOCK – 29.5%
Aerospace & Defense – 0.7%
	94,165	United Technologies Corp., 7.50%, 8/1/15	$5,485,111

Airlines – 1.3%
	239,795	Continental Airlines Finance Trust II, 6.00%, 11/14/30	10,401,108

Auto Components – 1.0%
	178,465	Goodyear Tire & Rubber Co., 5.875%, 3/31/14	8,091,603

Automobiles – 1.4%
	257,095	General Motors Co., 4.75%, 12/1/13, Ser. B	10,738,858

Capital Markets – 1.1%
	147,005	AMG Capital Trust I, 5.10%, 4/15/36	8,641,130

Commercial Banks – 2.1%
	61,835	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (d)	8,799,893
	6,185	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (d)	7,842,580

			16,642,473

Commercial Services & Supplies – 0.8%
	98,416	United Rentals, Inc., 6.50%, 8/1/28	6,477,003

Communications Equipment – 2.4%
	9,160	Lucent Technologies Capital Trust I, 7.75%, 3/15/17	8,269,190
	166,735	The Goldman Sachs Group, Inc., 8.00% 1/15/14 (QualComm) (c)	10,664,871

			18,934,061

Computer Storage/Peripherals – 1.1%
	257,250	The Goldman Sachs Group, Inc., 8.00% 3/14/13 (NetApp, Inc.) (c)	8,506,486

Diversified Financial Services – 1.7%
	11,515	Bank of America Corp., 7.25%, 12/31/49, Ser. L (d)	13,818,000

Electric Utilities – 2.3%
		NextEra Energy, Inc.,
	149,575	5.599%, 6/1/15	7,754,566
	25,000	7.00%, 9/1/13	1,349,000
	158,835	PPL Corp., 9.50%, 7/1/13	8,704,158

			17,807,724

Health Care Providers & Services – 1.3%
	8,660	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (d)	9,944,928

Insurance – 0.8%
	136,500	MetLife, Inc., 5.00%, 9/14/13	6,442,800

IT Services – 1.1%
	127,940	Unisys Corp., 6.25%, 3/1/14	8,334,012

Machinery – 0.6%
	35,325	Stanley Black & Decker, Inc., 4.75%, 11/17/15	4,389,485

Metals & Mining – 0.6%
	110,000	Cliffs Natural Resources, Inc., 7.00%, 2/1/16	2,548,700
	125,000	Thompson Creek Metals Co., Inc., 6.50%, 5/12/15	2,268,750

			4,817,450

Multi-Utilities – 1.2%
	186,560	AES Trust III, 6.75%, 10/15/29	9,374,640

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	19

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013 (continued)

Shares			Value
Oil, Gas & Consumable Fuels – 2.5%
	168,300	Apache Corp., 6.00%, 8/1/13	$7,267,194
		Chesapeake Energy Corp.,
	93,350	5.00%, 12/31/49 (d)	8,103,947
	1,665	5.75%, 5/17/15 (a)(b)(d)	1,723,691
	94,905	PetroQuest Energy, Inc., 6.875%, 12/31/49 (d)	2,811,561

			19,906,393

Real Estate Investment Trust – 4.0%
	335,200	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (d)	9,161,016
	539,470	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (d)	13,163,068
	159,235	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (d)	9,585,947

			31,910,031

Road & Rail – 1.5%
	934,965	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (b)	11,540,366

Total Convertible Preferred Stock (cost-$210,452,910)			232,203,662

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES – 23.0%
Aerospace & Defense – 1.3%
	$7,110	GenCorp, Inc., 4.063%, 12/31/39	10,367,269

Biotechnology – 0.7%
	6,790	Dendreon Corp., 2.875%, 1/15/16	5,635,700

Capital Markets – 2.3%
	8,165	Ares Capital Corp., 5.75%, 2/1/16	8,889,644
	10,075	BGC Partners, Inc., 4.50%, 7/15/16	9,646,812

			18,536,456

Coal – 0.8%
	6,430	Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15	6,168,781

Commercial Services – 1.0%
	8,690	Cenveo Corp., 7.00%, 5/15/17 (a)(b)	7,739,531

Construction Materials – 0.9%
	5,850	Cemex S.A.B. de C.V., 4.875%, 3/15/15	6,829,875

Diversified Telecommunication Services – 0.4%
	2,165	Level 3 Communications, Inc., 6.50%, 10/1/16	2,869,978

Electrical Equipment – 1.1%
	6,970	EnerSys, 3.375%, 6/1/38 (e)	8,381,460

Hotels, Restaurants & Leisure – 2.1%
	6,935	MGM Resorts International, 4.25%, 4/15/15	7,481,131
	9,175	Morgans Hotel Group Co., 2.375%, 10/15/14	8,693,313

			16,174,444

IT Services – 1.0%
	3,990	Alliance Data Systems Corp., 1.75%, 8/1/13	8,032,369

20	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund II Schedule of Investments

February 28, 2013 (continued)

Principal Amount (000s)			Value
Machinery – 3.7%
	$7,710	Greenbrier Cos, Inc., 3.50%, 4/1/18	$7,526,888
		Meritor, Inc.,
	9,545	4.625%, 3/1/26 (e)	9,103,544
	4,325	7.875%, 3/1/26 (a)(b)	4,208,765
	8,665	Navistar International Corp., 3.00%, 10/15/14	8,210,087

			29,049,284

Marine – 0.3%
	3,155	DryShips, Inc., 5.00%, 12/1/14	2,719,216

Media – 1.2%
	6,235	Liberty Interactive LLC, 3.125%, 3/30/23	9,317,428

Oil, Gas & Consumable Fuels – 1.3%
	435	Alpha Natural Resources, Inc., 2.375%, 4/15/15	408,900
	6,050	Endeavour International Corp., 5.50%, 7/15/16	2,979,625
	2,815	PDC Energy, Inc., 3.25%, 5/15/16 (a)(b)	3,682,372
	4,175	Peabody Energy Corp., 4.75%, 12/15/41	3,567,016

			10,637,913

Real Estate Investment Trust – 0.6%
	4,550	Boston Properties LP, 3.75%, 5/15/36	4,794,562

Semiconductors & Semiconductor Equipment – 1.0%
	7,550	SunPower Corp., 4.75%, 4/15/14	7,512,250

Software – 1.4%
	4,835	Nuance Communications, Inc., 2.75%, 8/15/27	5,623,709
	5,720	TeleCommunication Systems, Inc., 4.50%, 11/1/14 (a)(b)	5,530,525

			11,154,234

Thrifts & Mortgage Finance – 0.5%
	4,965	MGIC Investment Corp., 5.00%, 5/1/17	4,217,147

Tobacco – 1.4%
	9,940	Vector Group Ltd., 2.50%, 1/15/19 (f)	11,317,158

Total Convertible Bonds & Notes (cost-$159,464,550)			181,455,055

Shares
COMMON STOCK – 0.2%
Trading Companies & Distributors – 0.2%
	23,472	United Rentals, Inc. (cost-$645,183) (g)	1,253,639

Principal Amount (000s)
SHORT-TERM INVESTMENT – 3.5%
Time Deposit – 3.5%
	$27,862	Citibank-London, 0.03%, 3/1/13 (cost-$27,861,846)	27,861,846

Total Investments (cost-$737,308,471) – 100.0%			$787,525,910

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	21

AllianzGI Convertible & Income Fund II Notes to Schedule of Investments

February 28, 2013 (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $80,749,241, representing 10.3% of total investments.

(b)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(d)	Perpetual maturity. Maturity date shown is the next call date.

(e)	Step Bond – Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(f)	In addition to the coupon rate shown, the issuer is expected to pay additional income based on the actual dividends paid on its common stock.

(g)	Non-income producing.

(h)	Fair Value Measurement – See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/28/2013
Investments in Securities – Assets
Corporate Bonds & Notes	—	$344,751,708	—	$344,751,708
Convertible Preferred Stock:
Airlines	—	10,401,108	—	10,401,108
Capital Markets	—	8,641,130	—	8,641,130
Commercial Banks	$7,842,580	8,799,893	—	16,642,473
Commercial Services & Supplies	—	6,477,003	—	6,477,003
Communications Equipment	—	8,269,190	$10,664,871	18,934,061
Computer Storage/Peripherals	—	—	8,506,486	8,506,486
Health Care Providers & Services	—	9,944,928	—	9,944,928
Oil, Gas & Consumable Fuels	7,267,194	12,639,199	—	19,906,393
Road & Rail	—	11,540,366	—	11,540,366
All Other	121,209,714	—	—	121,209,714
Convertible Bonds & Notes	—	181,455,055	—	181,455,055
Common Stock	1,253,639	—	—	1,253,639
Short-Term Investments	—	27,861,846	—	27,861,846

Totals	$137,573,127	$630,781,426	$19,171,357	$787,525,910

At February 28, 2013, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended February 28, 2013, was as follows:

	Beginning Balance 2/29/12	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/28/13
Investments in Securities – Assets
Convertible Preferred Stock:
Capital Markets	$7,599,611	—	$(7,554,356)	—	$(1,095,256)	$1,050,001	—	—	—
Communications Equipment	—	$10,803,761	—	—	—	(138,890)	—	—	$10,664,871
Computer Storage & Peripherals	—	10,817,501	—	—	—	(2,311,015)	—	—	8,506,486

Totals	$7,599,611	$21,621,262	$(7,554,356)	—	$(1,095,256)	$(1,399,904)	—	—	$19,171,357

22	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Fund II Notes to Schedule of Investments

February 28, 2013 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized as Level 3 at February 28, 2013:

	Ending Balance at 2/28/13	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$19,171,357	Third-Party Pricing Vendor	Single Broker Quote	$33.07-$63.96

The net change in unrealized appreciation/depreciation of Level 3 investments, held at February 28, 2013, was $(2,449,905). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

See accompanying Notes to Financial Statements	2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	23

AllianzGI Convertible & Income Funds Statements of Assets and Liabilities

February 28, 2013

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$962,699,223 and $737,308,471, respectively)	$1,027,320,773	$787,525,910
Dividends and interest receivable	16,939,594	12,918,547
Receivable for shares sold	448,588	1,022,855
Prepaid expenses	30,083	134,709
Total Assets	1,044,739,038	801,602,021

Liabilities:
Dividends payable to common and preferred shareholders	6,937,052	5,489,600
Investment management fees payable	556,297	424,132
Payable for investments purchased	–	3,217,800
Accrued expenses	223,738	193,821
Total Liabilities	7,717,087	9,325,353
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$680,021,951	$518,276,668

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$774	$651
Paid-in-capital in excess of par	1,075,106,895	890,519,895
Dividends in excess of net investment income	(6,000,667)	(8,562,781)
Accumulated net realized loss	(453,706,601)	(413,898,536)
Net unrealized appreciation	64,621,550	50,217,439
Net Assets Applicable to Common Shareholders	$680,021,951	$518,276,668
Common Shares Issued and Outstanding	77,433,496	65,067,944
Net Asset Value Per Common Share	$8.78	$7.97

24	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13	See accompanying Notes to Financial Statements

AllianzGI Convertible & Income Funds Statements of Operations

Year ended February 28, 2013

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$65,990,959	$49,982,251
Dividends	18,933,037	14,645,891
Consent fees	396,285	298,215
Total Investment Income	85,320,281	64,926,357

Expenses:
Investment management	6,955,930	5,282,639
Auction agent	566,437	430,046
Custodian and accounting agent	164,044	140,521
Shareholder communications	141,985	115,020
Audit and tax services	86,300	92,505
Trustees	76,856	57,728
New York Stock Exchange listing	62,061	56,644
Transfer agent	35,796	35,781
Legal	35,345	31,445
Insurance	22,968	18,036
Miscellaneous	14,998	34,162
Total Expenses	8,162,720	6,294,527

Net Investment Income	77,157,561	58,631,830

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(7,177,249)	(5,491,018)
Net change in unrealized appreciation/depreciation of investments	22,355,537	17,598,123
Net realized and change in unrealized gain	15,178,288	12,107,105
Net Increase in Net Assets Resulting from Investment Operations	92,335,849	70,738,935
Dividends on Preferred Shares from Net Investment Income	(632,392)	(485,366)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$91,703,457	$70,253,569

See accompanying Notes to Financial Statements	2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	25

AllianzGI Convertible & Income Fund Statement of Changes in Net Assets

Applicable to Common Shareholders

	Year ended February 28, 2013	Year ended February 29, 2012
Investment Operations:
Net investment income	$77,157,561	$79,949,101
Net realized loss	(7,177,249)	(46,570,290)
Net change in unrealized appreciation/depreciation	22,355,537	(31,756,205)
Net increase in net assets resulting from investment operations	92,335,849	1,622,606
Dividends on Preferred Shares from Net Investment Income	(632,392)	(389,239)
Net increase in net assets applicable to common shareholders resulting from investment operations	91,703,457	1,233,367
Dividends to Common Shareholders from Net Investment Income	(81,978,271)	(84,616,959)

Common Share Transactions:
Net proceeds from shares sold	12,503,671	–
Offering costs on sale of shares	(138,794)	–
Reinvestment of dividends	4,551,352	9,535,092
Net increase in net assets from common share transactions	16,916,229	9,535,092
Total increase (decrease) in net assets applicable to common shareholders	26,641,415	(73,848,500)

Net Assets Applicable to Common Shareholders:
Beginning of year	653,380,536	727,229,036
End of year*	$680,021,951	$653,380,536
*Including dividends in excess on net investment income of:	$(6,000,667)	$(3,345,078)

Common Shares Issued:
Shares sold	1,385,738	–
Reinvestment of dividends	517,824	1,039,617
Total increase in shares outstanding	1,903,562	1,039,617

26	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13	See accompanying Notes to Financial Statements

AllianzGI Convertible & Income Fund II Statement of Changes in Net Assets

Applicable to Common Shareholders

	Year ended February 28, 2013	Year ended February 29, 2012
Investment Operations:
Net investment income	$58,631,830	$60,600,727
Net realized loss	(5,491,018)	(40,107,582)
Net change in unrealized appreciation/depreciation	17,598,123	(20,446,400)
Net increase in net assets resulting from investment operations	70,738,935	46,745
Dividends on Preferred Shares from Net Investment Income	(485,366)	(298,741)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	70,253,569	(251,996)
Dividends to Common Shareholders from Net Investment Income	(64,432,514)	(63,538,750)

Common Share Transactions:
Net proceeds from shares sold	14,277,745	–
Offering costs on sale of shares	(135,133)	–
Reinvestment of dividends	5,174,296	7,799,411
Net increase in net assets from common share transactions	19,316,908	7,799,411
Total increase (decrease) in net assets applicable to common shareholders	25,137,963	(55,991,335)

Net Assets Applicable to Common Shareholders:
Beginning of year	493,138,705	549,130,040
End of year*	$518,276,668	$493,138,705
*Including dividends in excess on net investment income of:	$(8,562,781)	$(3,150,163)

Common Shares Issued:
Shares sold	1,724,522	–
Reinvestment of dividends	641,352	913,523
Total increase in shares outstanding	2,365,874	913,523

See accompanying Notes to Financial Statements	2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	27

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”), formerly known as AGIC Convertible & Income and AGIC Convertible Income Fund II, respectively, each a “Fund” and collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser’), formerly Allianz Global Investors Capital LLC serve as the Funds’ investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P., (“AAM”). The Sub-Adviser name change occurred on January 1, 2013 in connection with several corporate reorganization transactions within the Allianz Global Investors U.S. business. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds’ management is currently evaluating the effect that the guidance may have on the Funds’ financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Funds’ Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the

28	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuation of the common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access
•	Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs.
•	Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and single source broker quotes in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	29

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

observable, the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The valuation techniques used by the Funds to measure fair value during the year ended February 28, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end many have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Consent fees are related to corporate actions and recorded when received. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation of the positions taken in the tax returns has resulted in no material impact to the Funds’ financial statements at February 28, 2013. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the

30	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

1. Organization and Significant Accounting Policies (continued)

ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	31

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

2. Principal Risks (continued)

made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of each Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investment in Securities

For the year ended February 28, 2013, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$388,960,094	$380,869,299
Convertible & Income II	304,148,053	299,828,563

5. Income Tax Information

The tax character of dividends paid was:

	Year ended February 28, 2013	Year ended February 29, 2012
	Ordinary Income	Ordinary Income
Convertible & Income	$82,610,663	$85,006,198
Convertible & Income II	64,917,880	63,837,491

At February 28, 2013, the components of distributable earnings were:

	Ordinary Income	Capital Loss Carryforward(1)

Convertible & Income	—	$451,263,603
Convertible & Income II	—	412,137,993

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any

32	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

5. Income Tax Information (continued)

losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 28, 2013, capital loss carryforward amounts were:

	Year of Expiration			No Expiration(2)
	2016	2017	2018	Short-Term	Long-Term
Convertible & Income	$378,716	$130,701,783	$257,419,376	$8,136,765	$54,626,963
Convertible & Income II	3,633,098	130,286,946	227,428,454	5,590,221	45,199,274

(2)	Carryforward amounts are subject to the provisions of the Regulated Investment Company Act of 2010.

For the fiscal year ended February 28, 2013, permanent “book tax” adjustments were as follows:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-In-Capital In Excess of Par
Convertible & Income(a)(b)(c)(d)	$2,797,513	$(2,797,332)	$(181)
Convertible & Income II(a)(b)(c)(d)	873,432	(873,461)	29

These permanent “book-tax” differences were primarily attributable to:

(a) Treatment of bond premium amortization

(b) Convertible preferred securities

(c) Consent fee payments

(d) Treatment of investments in Real Estate Investment Trusts (“REITS”)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 28, 2013, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis(3)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Convertible & Income	$970,403,428	$98,963,957	$(42,046,612)	$56,917,345
Convertible & Income II	745,013,336	74,620,989	(32,108,415)	42,512,574

(3)	The difference between book and tax cost basis is attributable to wash sale loss deferrals, REITS and the differing treatment of bond premium amortization and convertible securities.

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	33

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

6. Auction-Rate Preferred Shares (continued)

For the year ended February 28, 2013, the annualized dividend rates for the Funds ranged from:

	High	Low	At February 28, 2013
Series A	0.320%	0.030%	0.180%
Series B	0.300%	0.040%	0.180%
Series C	0.300%	0.030%	0.180%
Series D	0.320%	0.030%	0.180%
Series E	0.320%	0.030%	0.320%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by 200%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

On July 13, 2012, Moody’s Investor Service downgraded its ratings for each series of the Funds’ Preferred Shares from Aaa to A1.

7. Transfer Agent Change

Effective September 17, 2012 (the “Effective Date”), American Stock Transfer & Trust Company, LLC (“AST”) assumed responsibility as the Funds’ transfer agent. The amended Dividend Reinvestment Plan (the “Plan”), and AST’s role as transfer agent for Participants under the Plan commenced on the Effective Date.

34	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds Notes to Financial Statements

February 28, 2013

8. Common Shares Offering

On December 4, 2012, the Securities and Exchange Commission declared effective a registration statement filed using the “shelf” registration process for each Fund. Pursuant to their shelf registrations, Convertible & Income and Convertible & Income II may offer, from time to time, in one or more offerings, up to 10,700,000 and 9,600,000 common shares, respectively. The aggregate sale proceeds for the sales of the Convertible & Income’s and Convertible & Income II’s common shares are subject to aggregate caps of $135,000,000 and $100,000,000, respectively. The Funds may not sell any of their common shares at a price below the net asset values of such common shares at the time of each sale, exclusive of any distribution commission or discount. However, each Fund may instruct its sales agent not to sell its common shares if the sales cannot be effected at or above a price designated by the Fund, which may be inclusive of any distribution commission or discount. Any proceeds from the Funds’ offerings of their common shares will be invested in accordance with the Funds’ investment objectives and policies as set forth in their effective registration statements.

During the period ended February 28, 2013, Convertible & Income and Convertible & Income II sold 1,385,738 and 1,724,522 Common Shares, respectively. Proceeds from the offerings net of commissions and fees and offering costs in connection with the sales of shares aggregated $12,503,671 and $14,277,745, and $138,794 and $135,133, for Convertible & Income and Convertible & Income II, respectively.

9. Subsequent Events

In preparing these financial statements, the Funds’ management evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On March 1, 2013, the following monthly dividends were declared to common shareholders, payable April 1, 2013 to shareholders of record on March 11, 2013:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

On April 1, 2013, the following monthly dividends were declared to common shareholders, payable May 1, 2013 to shareholders of record on April 11, 2013:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

There were no other subsequent events that require recognition or disclosure.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	35

AllianzGI Convertible & Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended
	February 28, 2013		February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009
Net asset value, beginning of year	$8.65		$9.76	$8.80	$4.80	$12.52
Investment Operations:
Net investment income	1.02		1.07	1.20	1.07	1.56
Net realized and change in unrealized gain (loss)	0.20		(1.04)	1.02	4.02	(7.75)
Total from investment operations	1.22		0.03	2.22	5.09	(6.19)
Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.01)	(0.01)	(0.01)	(0.17)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.21		0.02	2.21	5.08	(6.36)
Dividends to Common Shareholders from Net Investment Income	(1.08)		(1.13)	(1.25)	(1.08)	(1.36)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	0.00	(4)	—	—	—	—
Capital charge resulting from issuance of common shares and related offering costs	(0.00	)(5)	—	—	—	—
Total common share transactions	0.00	(4)	—	—	—	—
Net asset value, end of year	$8.78		$8.65	$9.76	$8.80	$4.80
Market price, end of year	$9.18		$9.70	$11.00	$9.39	$4.05
Total Investment Return (1)	7.02%		(0.15)%	33.53%	166.37%	(61.55)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$680,022		$653,381	$727,229	$644,408	$348,544
Ratio of expenses to average net assets (2)	1.28%		1.28%	1.27%	1.39%	1.56	%(3)
Ratio of net investment income to average net assets (2)	12.12%		12.32%	13.25%	14.21%	16.87%
Preferred shares asset coverage per share	$72,619		$70,755	$75,925	$70,125	$49,406
Portfolio turnover rate	39%		33%	52%	58%	62%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense, was 1.53%.
(4)	Less than $0.005 per common share.
(5)	Less than $(0.005) per common share.

36	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13	See accompanying Notes to Financial Statements

AllianzGI Convertible & Income Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended
	February 28, 2013		February 29, 2012		February 28, 2011	February 28, 2010	February 28, 2009
Net asset value, beginning of year	$7.86		$8.89		$8.02	$4.39	$12.38
Investment Operations:
Net investment income	0.93		0.97		1.09	0.98	1.55
Net realized and change in unrealized gain (loss)	0.20		(0.98)		0.95	3.80	(8.05)
Total from investment operations	1.13		(0.01)		2.04	4.78	(6.50)
Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.00	)(4)	(0.01)	(0.01)	(0.20)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.12		(0.01)		2.03	4.77	(6.70)
Dividends to Common Shareholders from Net Investment Income	(1.02)		(1.02)		(1.16)	(1.14)	(1.29)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	0.01		—		—	—	—
Capital charge resulting from issuance of common shares and related offering costs	(0.00	)(4)	—		—	—	—
Total common share transactions	0.01		—		—	—	—
Net asset value, end of year	$7.97		$7.86		$8.89	$8.02	$4.39
Market price, end of year	$8.52		$8.84		$10.21	$8.76	$3.73
Total Investment Return (1)	9.35%		(2.27)%		32.85%	174.62%	(63.34)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$518,277		$493,139		$549,130	$487,130	$263,220
Ratio of expenses to average net assets (2)	1.31%		1.31%		1.29%	1.42%	1.71	%(3)
Ratio of net investment income to average net assets (2)	12.20%		12.39%		13.20%	14.20%	17.26%
Preferred shares asset coverage per share	$72,287		$69,994		$75,102	$69,445	$49,015
Portfolio turnover rate	41%		32%		54%	58%	57%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense, was 1.63%.
(4)	Less than $(0.005) per common share.

See accompanying Notes to Financial Statements	2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	37

AllianzGI Convertible & Income Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AllianzGI Convertible & Income Fund (formerly AGIC Convertible & Income Fund) and AllianzGI Convertible & Income Fund II (formerly AGIC Convertible & Income Fund II) (the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2013

38	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds

Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the following percentages of ordinary dividends paid during the fiscal year ended February 28, 2013, are designated as “qualified dividend income” (or the maximum amount allowable):

Convertible & Income	19.44%
Convertible & Income II	19.26%

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under the tax law. The percentage of the following Funds’ ordinary income dividends paid during the fiscal year ended February 28, 2013, that qualify for the corporate deduction is set below (or the maximum amount allowable):

Convertible & Income	18.18%
Convertible & Income II	18.03%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2013. The amount that will be reported will be the amount to use on the shareholders’ 2013 federal income tax returns and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 28, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	39

AllianzGI Convertible & Income Funds Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 19, 2012. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class III to serve until the Annual Meeting for the 2015-2016 fiscal year	60,807,276	2,067,078
Re-election of John C. Maney† – Class III to serve until the Annual Meeting for the 2015-2016 fiscal year	60,969,712	1,904,642

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson*, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport* continue to serves as Trustees.

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Hans W. Kertess – Class III to serve until the Annual Meeting for the 2015-2016 fiscal year	51,809,269	1,827,349
Re-election of John C. Maney† – Class III to serve until the Annual Meeting for the 2015-2016 fiscal year	51,904,821	1,731,797

The other members of the Board of Trustees at the time of the meeting, namely Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport* continue to serve as Trustees.

*	Preferred Shares Trustee
†	Interested Trustee

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.us.allianzgi.com/closedendfunds ; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

40	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	41

AllianzGI Convertible & Income Funds

Dividend Reinvestment Plan (unaudited)

Automatic Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Funds, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each distribution by a Fund, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Funds (“newly issued shares”) or (ii) by purchasing common shares of the Funds on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Funds (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

42	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds

Dividend Reinvestment Plan (continued) (unaudited)

Shares held through nominees In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC., P.O. Box 922, Wall Street Station New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	43

AllianzGI Convertible & Income Funds

Board of Trustees (unaudited)

Name, Year of Birth, Position(s) Held with

Funds, Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Trustees since: 2007

Trustee since: 2004-NCV/ 2003-NCZ

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2013-2014-NCV/2015-2016-NCZ.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Trustee since: 2011

Term of office: Expected to stand for re-election at annual meeting of shareholders for the following fiscal year: 2015-2016-NCV/2014-2015-NCZ.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Year of Birth:1945

Trustee since: 2009

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2014-2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

44	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

AllianzGI Convertible & Income Funds

Board of Trustees (continued) (unaudited)

Name, Year of Birth, Position(s) Held with

Funds, Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Trustee since: 2010

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2013-2014 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Trustee since: 2006

Term of office: Expected to stand for re-election at annual meeting of shareholders for the 2015-2016 fiscal year.

Trustee/Director of 84 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board and Managing Director of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. (since January 2005) and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

2.28.13	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	45

AllinazGI Convertible & Income Funds

Fund Officers (unaudited)

Name, Year of Birth, Position(s) Held with Funds.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2003	Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex; President of 54 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2003	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 84 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex.

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2004	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 84 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 84 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 84 funds in the Fund Complex.

Youse E. Guia Year of Birth: 1972 Chief Compliance Officer since: 2004	Director, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of 84 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 84 funds in the Fund Complex and of The Korea Fund, Inc.

46	AllianzGI Convertible & Income Fund/AllianzGI Convertible & Income Fund II Annual Report	2.28.13

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors U.S. LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Custodian & Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of its stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.us.allianzgi.com/closedendfunds.

Information on the Funds is available at www.us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197

Receive this report electronically and eliminate paper mailings. To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603AR_022813

AGI_2013_03_04_6040

ITEM 2.	CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $55,890 in 2012 and $60,000 in 2013.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2012 and $16,000 in 2013. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,410 in 2012 and $14,910 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Convertible & Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $3,134,739 and for the 2013 Reporting Period was $4,085,672.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. DeCortis.

ITEM 6.	INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI CONVERTIBLE & INCOME FUND (NCV)

ALLIANZGI CONVERTIBLE & INCOME FUND II (NCZ)

(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www. us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.

Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www. us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AGI U.S.”)

Description of Proxy Voting Policy and Procedures

AGI U.S. typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI U.S. seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI U.S. has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI U.S.’s general voting positions on specific corporate governance issues and corporate actions. AGI U.S. has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI U.S. vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI U.S. will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI U.S. will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI U.S. cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI U.S. may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI U.S. may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI U.S.’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI U.S. and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI U.S.’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI U.S. may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI U.S. may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI U.S. may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI U.S., timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI U.S. will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI U.S. will use reasonable efforts to notify the client of proxy measures that AGI U.S. deems material.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of May 1, 2013, the following individuals at Allianz Global Investors U.S. LLC ( “Allianz Global Investors” or “AGI U.S.”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI Convertible & Income Fund (NCV) and AllianzGI Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA

Managing Director, Chief Investment Officer, Fixed Income U.S.

Mr. Forsyth, CFA, is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, and has been the lead portfolio manager since the Fund’s inception in February 2007. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 20 years of investment-industry experience. Before joining the firm in 1994, Mr. Forsyth was an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

Justin Kass, CFA

Managing Director, Portfolio Manager

Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000 and has been a co-portfolio manager for the Fund since September 2008. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 28, 2013 including accounts managed by a team, committee, or other group that includes the portfolio managers.

NCV

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G. Forsyth	7	4,664	12	1,685	7	6,069*
Justin Kass	7	4,664	12	1,865	7	6,069*

*	Of these “Other Pooled Investment Vehicles,” two accounts totaling $338 million pay and advisory fee that is based in part on the performance of the accounts.

NCZ

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G. Forsyth	7	4,911	12	1,685	7	6,609*
Justin Kass	7	4,911	12	1,685	7	6,609*

*	Of these “Other Pooled Investment Vehicles,” two accounts totaling $237 million pay and advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI U.S. believes are faced by investment professionals at most major financial firms.

AGI U.S. has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGI U.S. considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGI U.S.’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGI U.S. considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGI U.S. attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AGI U.S. account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AGI U.S. may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AGI U.S. has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AGI U.S. maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AGI U.S. with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AGI U.S. has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AGI U.S.’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AGI U.S.’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AGI U.S. will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 28, 2013 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

Investment professional compensation is designed to align with our client’s interests, attract, motivate and retain top talent, and encourage long-term stability. We aim to provide rewards for exceptional investment performance and to build an enduring firm with a long-term culture of shared success. In support of these objectives, our compensation program includes base salary, an annual cash bonus, and long-term incentive. For some investment teams, compensation is funded by team revenue adjusted by investment performance.

Base Salary. Investment professionals are provided a competitive base salary which reflects the scope and responsibilities of the position and experience level of the individual. Salaries are periodically evaluated against industry peers using market data provided by independent third-party compensation surveys. Salaries represent a larger percentage of total compensation for more junior positions; and for more senior positions is a smaller percentage and subject to less frequent adjustments. Typically, salary comprises 30%-50% of total compensation for junior portfolio managers and 10%-30% of total compensation for senior portfolio managers.

Annual Cash Bonus. Investment professionals are eligible for an annual, discretionary bonus. Bonuses are awarded based on achievement to set goals, investment performance, and individual contribution. Investment performance is measured relative to the relevant fund/strategy benchmark and/or peer group ranking through measurement periods that are trailing one, three, and five years, but vary by investment team and fund. The differences in measurement periods are not arbitrary, but are linked to the nature of the investment process, strategies, and investment turnover.

Long-Term Incentive. Allianz Global Investors’ long-term incentive program is designed to align compensation of key staff, managers, and executives with client success and longer-term company performance. Long-term incentive awards are granted annually under two plans. The first plan, the Allianz Global Investors Deferral Into Funds (“DIF”) allows participants to invest their award grant in Allianz Global Investor funds. The second plan, the Allianz Global Investors Long-Term Cash Bonus Plan (“LTIPA”) provides participants the opportunity to earn award appreciation as determined by the earnings growth of Allianz Global Investors globally over a three-year period. Awards for both the DIF plan and LTIPA plan have a three-year vesting schedule and are paid in cash upon vesting.

The portion of individual incentive received as annual cash bonus versus long-term deferred incentive is standardized globally across Allianz Global Investors. Senior investment professionals receive a higher proportion of incentive compensation in long-term award. Typically, long-term incentive represents 10%-20% of junior portfolio manager total compensation while long-term incentive represents 25%-35% of senior portfolio manager total compensation.

(a)(4)

Unless otherwise noted, the following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 28, 2013.

AllianzGI Convertible & Income Fund
PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	$10,001 - $50,000

AllianzGI Convertible & Income Fund II
PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: May 1, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 1, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

Date: May 1, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: May 1, 2013